UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 30, 2003

                                WEYCO GROUP, INC.
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             (Exact name of registrant as specified in its chapter)

          Wisconsin                  0-9068                       39-0702200
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(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)

 333 W. Estabrook Blvd., P. O. Box 1188                     Milwaukee, WI 53201
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code 414-908-1600

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          (Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition

      The following information is being furnished under Item 12 of Form 8-K:

            Press release by Weyco Group, Inc. announcing a 50% Stock Dividend. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Weyco Group, Inc.
                                                    -----------------
                                                      (Registrant)

Date July 30, 2003                      John Wittkowske, Chief Financial Officer
                                        ----------------------------------------
                                                      (Signature)

                                  EXHIBIT INDEX


Exhibit Number                     Description
--------------                     -----------
99.1                               Press Release, dated July 30, 2003